Exhibit 99.2

November 2, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

On November 1, 2004, NovaDel Pharma Inc. (the “Company”) provided to our Firm a copy of the current report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2004. We have read the statements in such current report and we agree with the statements concerning our Firm made by the Company therein in response to Item 4.02 of Form 8-K.

Very truly yours,

/s/ Wiss & Company, LLP